EXHIBIT 32.02
Certification of Principal Financial officer Pursuant to 18 U.S.C. Section
1350,
As Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002
I, Kiran M. Patel, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
•	the Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KIRAN M. PATEL
Kiran M. Patel
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)
Date: September 14, 2007